EXHIBIT 99.2

TeraWulf Inc. Announces Proposed Private Offering of $350 Million of Convertible Notes

EASTON, Md. – October 23, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), a leading owner and operator of vertically integrated, next-generation digital infrastructure powered by predominantly zero-carbon energy, today announced that it intends to offer, subject to market conditions and other factors, $350 million aggregate principal amount of convertible senior notes due 2030 (the “Convertible Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

TeraWulf also expects to grant the initial purchasers of the Convertible Notes an option to purchase, within a 13-day period beginning on, and including the date on which the Convertible Notes are first issued, up to an additional $75 million aggregate principal amount of the Convertible Notes. The offering is subject to market and other conditions, and there can be no assurance as to whether, when or on what terms the offering may be completed.

The Company intends to use the net proceeds from the offering to pay the cost of the capped call transactions (as described below), to repurchase shares of the Company’s common stock (the “common stock”) and for general corporate purposes.

The Convertible Notes will be senior unsecured obligations of the Company and will accrue interest at a rate payable semi-annually in arrears on May 1 and November 1 of each year, beginning on May 1, 2025. The Convertible Notes will mature on February 1, 2030, unless earlier repurchased, redeemed or converted in accordance with their terms. Prior to November 1, 2029, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The Convertible Notes will be convertible into cash in respect of the aggregate principal amount of the Convertible Notes to be converted and cash, shares of the common stock or a combination of cash and shares of the common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted. The initial conversion rate, interest rate and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes and/or other financial institutions (the “option counterparties”). If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce potential dilution to the common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling shares of the common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the common stock or the Convertible Notes, which could affect holders of the Convertible Notes’ ability to convert the Convertible Notes and, to the extent the activity occurs following conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

The Company expects to repurchase the shares of common stock from purchasers of the Convertible Notes in privately negotiated transactions effected concurrently with the pricing of the Convertible Notes, and the Company expects the purchase price per share of the common stock repurchased in such transactions to equal the closing price per share of the common stock on the date the offering of the Convertible Notes is priced.

The Convertible Notes and any shares of common stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act, securities laws of any other jurisdiction, and the Convertibles Notes and such shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the Convertible Notes, nor shall there be any sale of the Convertible Notes or common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About TeraWulf

TeraWulf develops, owns, and operates environmentally sustainable, next-generation data center infrastructure in the United States, specifically designed for Bitcoin mining and high-performance computing. Led by a team of seasoned energy entrepreneurs, the Company owns and operates the Lake Mariner facility situated on the expansive site of a now retired coal plant in Western New York. Currently, TeraWulf generates revenue primarily through Bitcoin mining, leveraging predominantly zero-carbon energy sources, including nuclear and hydroelectric power. Committed to environmental, social, and governance (ESG) principles that align with its business objectives, TeraWulf aims to deliver industry-leading economics in mining and data center operations at an industrial scale.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the proposed terms of the notes and the capped call transactions, the completion, timing and size of the proposed offering of the notes and the capped call transactions, and the anticipated use of proceeds from the proposed offering (including the proposed share repurchases). All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

Investors:
Investors@terawulf.com

Media:
media@terawulf.com